UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2000 Pisgah Church Road Greensboro, NC	27455
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Offering; Purchase Agreement; and Certificate of Designations

On August 6, 2024, Guerrilla RF, Inc. (the “Company”) announced it has completed a private placement equity financing (the “Offering”), selling (i) an aggregate of 22,000 shares of a newly established series of preferred stock designated as “Series A Convertible Preferred Stock”, par value $0.0001 per share (the “Preferred Shares”), which have a stated value of $1,000 per share and are initially convertible into 7,213,115  shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) warrants (the “Warrants”) to purchase an aggregate of 2,885,246 shares of Common Stock (the “Warrant Shares”) for an aggregate gross purchase price of $22.0 million. The Company anticipates that net proceeds from the Offering will be approximately $21.6 million after transaction expenses. The Company plans to use the net proceeds to strengthen the Company’s balance sheet, support future growth and uplist to a national exchange at the appropriate time.

The securities were sold to NR-PRL Partners, LP, a Delaware limited partnership and an affiliate of North Run Capital, LP (the “Buyer”) pursuant to a Securities Purchase Agreement entered into by the Company and the Buyer on August 2, 2024 (the “Purchase Agreement”).

As provided in the Purchase Agreement, prior to the closing of the Offering, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) to its Amended and Restated Certificate of Incorporation. The Certificate of Designations, which was filed on August 5, 2024, establishes and sets forth the designations, preferences, powers and rights of the Preferred Shares. Pursuant to the Certificate of Designations, holders of Preferred Shares are entitled to vote on an as-converted basis with the Common Stock. The Preferred Shares rank senior to the Company’s Common Stock as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The Preferred Shares will participate with the holders of the Common Stock on an as-converted basis to the extent any dividends are declared on Common Stock; however, the Preferred Shares will not accrue a fixed dividend. Each Preferred Share is convertible at the option of the holder from and after the original date of issuance into a number of shares of Common Stock based on the stated value of the Preferred Share and any declared and unpaid dividends divided by an initial conversion price of $3.05, subject to customary adjustment in the event of stock splits, stock dividends, and similar events. Alternatively, each Preferred Share will automatically convert upon the later to occur of (i) the date when the first registration statement pursuant to the Registration Rights Agreement (defined below) is declared effective by the Securities and Exchange Commission (the “SEC”) and (ii) immediately prior to the initial listing of the Common Stock on a national securities exchange. If the Company fails to timely issue Preferred Shares or Conversion Shares or remove legends from any such shares, in each case as and when required to do so, the Company will be required to pay liquidated damages.

The Preferred Shares are subject to automatic redemption for cash upon a “Fundamental Transaction” by the Company, which includes a merger, sale of all or substantially all the assets of the Company, recapitalization, or the sale of more than 50% of the voting stock of the Company. In such event, the redemption price would be equal to the greater of the stated value of the Preferred Shares or the consideration per share of Common Stock in the Fundamental Transaction (or in the absence of such consideration, the volume-weighted average price of the Company’s Common Stock immediately preceding the closing of the Fundamental Transaction).

The Purchase Agreement and the Certificate of Designations provide that, for so long as the Buyer beneficially owns at least 20% of the Conversion Shares underlying the Preferred Shares issued pursuant to the Purchase Agreement (the “Buyer Ownership Condition”), the Company may not, without the consent of Buyer, create, authorize, or issue shares of capital stock that are senior or pari passu to the Preferred Shares; incur aggregate indebtedness for borrowed money (subject to certain exceptions) in excess of $10.0 million; change its line of business; or amend, alter or repeal any provision of the Amended and Restated Certificate of Incorporation or bylaws in a manner that adversely affects the special rights, powers and preferences of the Preferred Stock. In addition, the Purchase Agreement provides that, for so long as the Buyer Ownership Condition is satisfied, the Company may not, without the consent of Buyer, issue more than 10% of its outstanding shares of Common Stock as of August 2, 2024 (subject to exceptions for stock plans and acquisitions) or within 120 days of the closing of the Offering issue any equity securities (subject to exceptions for stock plans and acquisitions).

Under the Purchase Agreement, the Company has agreed that for so long as the Buyer Ownership Condition is satisfied, the Buyer will have a right to participate on a pro rata basis in equity financings or issuances of securities convertible, exercisable, or exchangeable into equity securities of the Company or any subsidiaries (including debt securities with an equity component), subject to certain exceptions.

The Purchase Agreement required that the Board of Directors of the Company (the “Board”) increase the size of the Board from eight to ten directors and appoint each of Thomas B. Ellis and Todd B. Hammer (the “Board Designees”) to the Board effective immediately following the closing of the Offering. The Purchase Agreement further provides that, at any stockholders’ meeting at which directors are to be elected and for so long as the Buyer satisfies the Buyer Ownership Condition, the Board will nominate and recommend the reelection of any Board Designees whose terms of office expire at such stockholder meeting.

In addition to the foregoing, the Purchase Agreement contains representations, warranties, and covenants that are customary for equity investments such as the Offering, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with SEC.

The foregoing descriptions of the Purchase Agreement and Certificate of Designations are qualified in their entirety by the terms of the Purchase Agreement and the form of Certificate of Designations attached as Exhibits 10.1 and 3.1 hereto, respectively.

Warrants

Pursuant to the Purchase Agreement, the Company issued Warrants to purchase an aggregate of 2,885,246 shares of Common Stock (sometimes referred to as the Warrant Shares) at an exercise price of $3.05 per share, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable at any time up to and including the five and a half year anniversary of the closing date of the Offering. The Warrants may be exercised on a cashless basis, and the Warrants will automatically be exercised on a cashless basis upon the expiration of the Warrants if not otherwise exercised prior thereto.

The foregoing description of the Warrants is qualified in its entirety by the terms of the Warrant attached as Exhibit 4.1 hereto.

Registration Rights Agreement

In connection with the parties’ entry into the Purchase Agreement, on August 2, 2024, the Company and the Buyer entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a resale registration statement with respect to the resale of the Conversion Shares and the Warrant Shares not later than 60 calendar days following the closing and to use its reasonable best efforts to cause such resale registration statement to be declared effective by the SEC as soon as practicable, but in no event later than 90 calendar days following the closing.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the terms of the Registration Rights Agreement attached as Exhibit 10.2 hereto.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 above is incorporated herein by reference. On August 2, 2024, the Company entered into the Purchase Agreement, pursuant to which the Company agreed to sell, upon the terms and conditions set forth therein, the Preferred Shares and Warrants (together with the Conversion Shares and Warrant Shares issuable pursuant thereto) solely to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws. Accordingly, none of the securities to be issued in the Offering, including the Conversion Shares and the Warrant Shares, were registered under the Securities Act as of the closing date of the Offering, and until registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The initial maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants is 10,098,361 shares, subject to customary anti-dilution adjustments for stock splits, reverse stock split, and the like.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information contained in Item 1.01 above is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information set forth under Item 1.01 above is incorporated herein by reference. In connection with the Offering, the Board approved an increase in the size of the Board from eight to ten Directors, effective August 5, 2024. Also in connection with the Offering and pursuant to the Purchase Agreement, the Board appointed each of Thomas B. Ellis and Todd B. Hammer to the Board, effective August 5, 2024. Mr. Ellis will serve as a Class I director, and at the 2025 annual meeting of stockholders he will be nominated for election to the Board for a term ending at the 2028 annual meeting of stockholders. Mr. Hammer will serve as a Class II director, and at the 2025 annual meeting of stockholders he will be nominated for election to the Board for a term ending at the 2026 annual meeting of stockholders. The Purchase Agreement provides that, at any stockholders’ meeting at which directors are to be elected and for so long as the Buyer satisfies the Buyer Ownership Condition, the Board will nominate and recommend the reelection of any Board Designees whose terms of office expire at such stockholder meeting.

Other than the transactions contemplated by the Purchase Agreement, the Company is not aware of any transactions or proposed transactions in which the Company was or is to be a participant since January 1, 2022, in which the amount involved exceeds $120,000, and in which either of the Board Designees had, or will have, a direct or indirect material interest. The Board Designees have not been appointed to the membership of any committees of the Board, and there are no committee appointments currently contemplated with respect to the Board Designees.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information concerning the Certificate of Designations and the terms, rights, obligations and preferences of the Preferred Shares set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On August 6, 2024, the Company issued a press release announcing the closing of the Offering.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Consequently, it is not deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  Such materials may only be incorporated by reference into another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K  may contain forward-looking statements within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which statements are inherently subject to risks and uncertainties. Forward-looking statements include projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of the Company and its management about future events. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond the Company’s control. Actual results may differ materially from those in the forward-looking statements as a result of several factors, including those described in the Company’s filings with the SEC available at www.sec.gov. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock
4.1	Warrant
10.1	Securities Purchase Agreement, dated August 2, 2024, between the Company and the Buyer
10.2	Registration Rights Agreement, dated August 2, 2024, between the Company and the Purchasers
99.1	Press Release, dated August 6, 2024, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: August6, 2024	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer